UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of the Registrant as Specified In Its Charter)

SOFTVEST, L.P.
SOFTVEST ADVISORS, LLC
ART-FGT FAMILY PARTNERS LIMITED
TESSLER FAMILY LIMITED PARTNERSHIP
ERIC L. OLIVER
ALLAN R. TESSLER
HORIZON KINETICS LLC
MURRAY STAHL
HORIZON ASSET MANAGEMENT LLC
KINETICS ADVISERS, LLC
KINETICS ASSET MANAGEMENT LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT INFORMATION

On April 9, 2019, SoftVest, L.P. (“SoftVest LP”) filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the Proxy Statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Horizon Asset Management LLC, Kinetics Advisers, LLC, Kinetics Asset Management LLC and Murray Stahl may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

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The following is a presentation made available by Horizon Kinetics LLC on May 1, 2019:

 Special Note Regarding This Presentation  1    SoftVest, L.P. (“SoftVest LP”) has filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Murray Stahl, Horizon Asset Management LLC, Kinetics Advisers, LLC, and Kinetics Asset Management LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

 Investor Group  What is a Dissident, Anyway? How About An Outsider?  2    Far be it from us to tell you what to think. Facts should speak for themselves. You choose: “Select the boxes that contain an ‘Outsider’.”   All approximations of the percentage of Share ownership herein are based on shares held as of 3/28/2019 and on the 7,756,156 Shares reported to be outstanding by the Trust as of the Record Date. Dollar Market Values of Shares Held is based on closing TPL’s market price of $802.34.00 as of 4/30/2019.     # of Shares Held  $ Market Value Held  % Ownership  Insider  Outsider  Horizon Kinetics  1,798,184  $1,443 mm  23.2%      SoftVest  133,200   $107 mm  1.7%      Tessler  11,630   $9 mm   0.1%      Cumulative  1,943,014  $1,559 mm  25.1%      The ‘dissidents’ might be said to embody the ideal of a long-term equity stakeholder, the opposite of ‘outsider’. The General Agents & Trustees hold a negligible amount of stock, a dramatic decline and the lowest level over the past 30 years.     Shares Owned Since  Holding Period  Insider  Outsider  Horizon Kinetics  1994  25 Yrs.      SoftVest  2004  15 Yrs.      Tessler  2015  4 Yrs.      Incumbent Group    # of Shares Held  $ Market Value Held  % Ownership  Insider  Outsider  General Agent #1  200   $160 thou.  0.003%      General Agent #2  100   $80 thou.  0.001%      Trustee #1  1,000   $802 thou.  0.013%      Trustee #2  300   $241 thou.  0.004%      Cumulative  1,600  $1,284 thou.  0.021%        Shares Owned Since  Holding Period  Insider  Outsider  General Agent #1  Mar 2017  26 Mos.      General Agent #2  Dec 2018  5 Mos.      Trustee #1  Jan 2001  18 Yrs.      Trustee #2  Mar 2017  26 Mos.

 Investor Group  What Does “Conflicted” Look Like in a Corporate Governance Structure?  3     Ordinarily, it’s if Insider incentives are at clear odds with how Shareholders make their money.  Whose path to wealth is through long-term share ownership – ‘skin in the game’, capital at risk? And whose through the compensation package?    TPL Price Return  Aligned  Conflicted  2018  21.3%      2017  50.5%      2016  126.7%      Incumbent Group      Salary  Bonus  Total  Aligned  Conflicted  General Agent #1  2018  $480,167  $1,800,000  $2,280,167        2017  $381,250  $300,000  $681,250        2016  $165,556  $30,000  $195,556      General Agent #2  2018  $480,167  $1,800,000  $2,280,167        2017  $381,250  $300,000  $681,250        2016  $152,889  $30,000  $182,889      Reaping success from owning TPL shares for the long term.  Same exercise. You choose: “Select the boxes that show ‘Conflicted’.”   Reaping success through annual compensation arrangements.

 This Presentation may include forward-looking statements that reflect the Participants’ current views with respect to future events. Statements that include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘will,’’ ‘‘may,’’ ‘‘would’’ or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Presentation are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Trust or its business, operations or financial condition. Except to the extent required by applicable law, the Participants undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.  4